UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: October 8, 2018
(Date of earliest event reported)
HERMAN MILLER, INC.
(Exact name of registrant as specified in its charter)

Michigan (State or Other Jurisdiction of incorporation)	001-15141 (Commission File No.)	38-0837640 (IRS Employer Identification no.)

855 East Main Avenue Zeeland, Michigan (Address of Principal Executive Offices)	49464 (Zip Code)
(616) 654-3000
(Registrant's Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[__]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[__]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[__]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[__]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03        Material Modifications to Rights of Security Holders

The disclosures set forth under Item 5.03 below are incorporated in this Item 3.03 by reference.

Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective October 8, 2018, the Company filed Restated Articles of Incorporation with the State of Michigan to effect (1) the amendment approved by the Company’s shareholders at its annual meeting of shareholders held on October 8, 2018, as described in the Company’s proxy statement filed with the SEC on August 28, 2018, and (2) a change to the registered agent of the Company.

Effective October 8, 2018, the Company’s Amended and Restated Bylaws were also amended to incorporate a majority voting standard for the election of the Company’s directors in an uncontested election of directors. In contested elections, the voting standard will continue to be a plurality of votes cast. This amendment was described in more detail in the Company’s proxy statement filed with the SEC on August 28, 2018, and became effective concurrently with the amendment to the Company’s Restated Articles of Incorporation described above.

The foregoing description of the amendments does not purport to be complete and is qualified in its entirety by reference to the text of the actual amendments.

Item 5.07        Submission of Matters of a Vote of Security Holders

The annual meeting of the shareholders of the Company was held on October 8, 2018, at which:
(1) The following nominees were elected to serve three year terms on the company’s Board of Directors by the following votes:

	David A. Brandon	Douglas D. French	John R. Hoke III	Heidi J. Manheimer
For	50,180,170	49,059,698	49,870,587	50,745,113
Withheld	800,584	1,921,056	1,110,167	235,641
Broker non-votes	3,392,102	3,392,102	3,392,102	3,392,102

The following individuals continue their service as Directors of the company: Mary V. Andringa, Brenda L. Freeman, J. Barry Griswell, Lisa A. Kro, Andrea R. Owen, and Michael A. Volkema.

(2) The Amendment to the Company's Articles of Incorporation has been approved by the following votes:

For	50,776,873
Against	67,983
Abstain	135,898
Broker non-votes	3,392,102

(3) Ernst & Young LLP was approved as the Company’s independent auditors for the fiscal year ending June 1, 2019, by the following votes:

For	53,604,613
Against	748,773
Abstain	19,470
Broker non-votes	n/a

(4) The compensation paid to the Company's named executive officers was approved on an advisory basis by the following votes:

For	49,241,723
Against	1,566,583
Abstain	172,448
Broker non-votes	3,392,102

Item 9.01        Financial Statements and Exhibits

Exhibits.

3.1
Restated Articles of Incorporation, redlined to show the amendments made on October 8, 2018, (incorporated by reference from Exhibit 3.1 of Registrant's first quarter fiscal 2019 Form 10-Q Quarterly Report (Commission File No. 001-15141))

3.2
Amended and Restated Bylaws, redlined to show the amendments made on October 8, 2018 (incorporated by reference from Exhibit 3.2 of the Registrant's first quarter fiscal 2019 Form 10-Q Quarterly Report (Commission File No. 001-15141))

SIGNATURE
    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 11, 2018	HERMAN MILLER, INC.
(Registrant)

	By:	/s/ Kevin J. Veltman Kevin J. Veltman
Vice President of Investor Relations & Treasurer (Duly Authorized Signatory for Registrant)